Deposits:	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits:
(6)	Deposits:

At December 31, 2011, the scheduled maturities of other time deposits were as follows:

Year Ending:
2012	$234,515
2013	126,870
2014	50,626
2015	31,407
2016 and thereafter	76,570

$519,988

The amount of other time deposits with a minimum denomination of $100,000 was approximately $272.5 million and $289.1 million at December 31, 2011, and December 31, 2010, respectively. At December 31, 2011, directors, members of senior management and their affiliates had deposits in the Bank of approximately $1.9 million.

Interest expense on deposits for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 is summarized as follows:

	2011	2010	2009
Demand and NOW accounts	$1,435	1,553	1,450
Money market accounts	108	113	59
Savings	114	130	120
Other time deposits	12,550	15,588	19,204

	$14,207	17,384	20,833

The Bank maintains clearing arrangements for its demand, NOW and money market accounts with BBVA Compass Bank. The Bank is required to maintain certain cash reserves in its account to cover average daily clearings. At December 31, 2011, average daily clearings were approximately $5.7 million.

At December 31, 2011, the Company had approximately $358,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2010, the Company had approximately $307,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2011, and December 31, 2010, the Company had deposits classified as brokered deposits totaling $56.3 million and $75.7 million, respectively. At December 31, 2011 and December 31, 2010, the Company had CDARS deposits totaling $2.1 million and $15.7 million, respectively.